JUNE 1, 2023

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Technology platform designed to customize bunion and midfoot correction procedures via intelligent planning and patient-specific cut guides Transaction Overview Upfront Cash $20 million Potential Milestone Payments $10 million Transaction Asset Purchase Assets Technology for Pre-Operative Planning and PSI Guides Patent Applications 22 FDA Status 510(k) Clearance

Pre-Operative Planning Patient-Specific Cut Guide Customized Intra-Operative Assistance AI-enabled software utilizes the patient’s CT scan data to create a 3D plan for correcting the patient’s deformity A patient-specific, 3D-printed cut guide is produced, customized to fit the patient’s unique foot anatomy The patient-specific guide and associated instrumentation are designed to streamline surgical approach for accurate, corrective cuts Technology Summary – RedPoint Medical 3D

Complements Our Business Strategy Industry’s Only Bunion-Focused Direct Sales Channel Rapid, Focused Innovation Highly Effective  Surgeon Education Compelling Lapiplasty® Clinical Outcomes  Comprehensive Direct-to-Patient Education Technologies complement our rapid, focused innovation approach to advance Lapiplasty® & Adductoplasty® therapies, with opportunity to further enhance surgeon & patient education and optimize clinical outcomes

Synergies for Future Growth “We believe there are excellent synergies with RedPoint’s FDA cleared technologies and our Lapiplasty® and Adductoplasty® procedures that strengthen our market leadership and accelerate our competitive differentiation, as we advance our mission to improve surgical outcomes for patients suffering from bunion and related midfoot deformities,” said John T. Treace. Development of automation for efficiency and scalability Technology platform supporting future innovation Opportunity for incremental growth of blended ASP Potential to expand active surgeon user base Designed to improve surgical efficiency and patient outcomes Opportunity for differentiated supportive clinical evidence Research & Development Expansion Expanded Revenue Opportunities Continued Focus on Patient Outcomes